                                                                                                                                    March 20, 2014

DREYFUS INVESTMENT FUNDS

Dreyfus Tax Sensitive Total Return Bond Fund

Supplement to Summary and Statutory Prospectuses

dated February 21, 2014

The following information supersedes and replaces the information contained in "Portfolio Management" in the summary prospectus and "Fund Summary - Portfolio Management" in the statutory prospectus:

The fund's investment adviser is The Dreyfus Corporation (Dreyfus) and the fund's subadviser is Standish Mellon Asset Management Company LLC (Standish), an affiliate of Dreyfus.  Christine L. Todd, Thomas Casey, Daniel Rabasco and Jeffrey Burger are the fund's primary portfolio managers, positions they have held since May 2001, April 2010, February 2014 and March 2014, respectively.  Ms. Todd is president of Standish, the director of Standish's tax exempt fixed-income department and a portfolio manager of tax exempt bond portfolios for Standish's institutional and individual clients.  Mr. Casey is a senior portfolio manager for tax sensitive strategies at Standish.  Mr. Rabasco is the chief investment officer for tax sensitive fixed-income at Standish.  Mr. Burger is a portfolio manager for tax sensitive strategies at Standish.

The following information supersedes and replaces the fourth paragraph of "Fund Details - Management" in the statutory prospectus:

Christine L. Todd, Thomas Casey, Daniel Rabasco and Jeffrey Burger are the fund's primary portfolio managers, positions they have held since May 2001, April 2010, February 2014 and March 2014, respectively.  Ms. Todd is president of Standish, and has served as the director of Standish's tax exempt fixed-income department since December 2001.  She also serves as a portfolio manager of tax exempt bond portfolios for Standish's institutional and individual clients.  Ms. Todd has been employed at Standish since 1995.  Mr. Casey is a senior portfolio manager for tax sensitive strategies at Standish, where he has been employed since July 1993.  Mr. Rabasco is the chief investment officer for tax sensitive fixed-income at Standish, where he has been employed since 1998.  Mr. Burger is a portfolio manager for tax sensitive strategies at Standish, where he has been employed since July 2009.  Prior to joining Standish, Mr. Burger was a portfolio manager and senior analyst at Columbia Management.

March 20, 2014

DREYFUS INVESTMENT FUNDS

- Dreyfus Tax Sensitive Total Return Bond Fund

Supplement to Statement of Additional Information

dated May 1, 2013, as revised or amended June 14, 2013, July 1, 2013, September 23, 2013, October 1, 2013, November 1, 2013, January 1, 2014, January 24, 2014, January 31, 2014, February 21, 2014 and March 1, 2014

The following information supplements and should be read in conjunction with the information contained in the section of the Statement of Additional Information entitled "Certain Portfolio Manager Information":

The following table lists the number and types of accounts (including the funds) advised by each fund's primary portfolio manager(s) and assets under management in those accounts as of the end of the last fiscal year of the funds they manage.  If a portfolio manager is a primary portfolio manager for multiple funds with different fiscal year ends, information is provided as of the most recent last fiscal year end of the relevant funds, unless otherwise indicated.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed

Jeffrey Burger[1]	7	$3.1B	1	$52.0M	299	$910.0M

1       Because Mr. Burger became a primary portfolio manager of Dreyfus Tax Sensitive Total Return Bond Fund as of March 20, 2014, his information is as of January 31, 2014.

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees.  If a portfolio manager is a primary portfolio manager for multiple funds with different fiscal year ends, information is provided as of the most recent last fiscal year end of the relevant funds, unless otherwise indicated.

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts Subject to Performance Fees

Jeffrey Burger[1]	None	N/A	N/A

1       Because Mr. Burger became a primary portfolio manager of Dreyfus Tax Sensitive Total Return Bond Fund as of March 20, 2014, his information is as of January 31, 2014.

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the end of the fund's last fiscal year:

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned

Jeffrey Burger	DTSTRBF[1]	None

1          Mr. Burger became a primary portfolio manager of the fund as of March 20, 2014, and on that date he did not own shares of the fund.